UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 15, 2010

AMERICAN EXPRESS	AMERICAN EXPRESS	AMERICAN EXPRESS
RECEIVABLES	RECEIVABLES	RECEIVABLES
FINANCING	FINANCING	FINANCING
CORPORATION II	CORPORATION III LLC	CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact Name of Registrant as Specified in Charter)
on behalf of
American Express Credit Account Master Trust

Delaware	333-155765-02	13-3854638	Delaware	333-155765	20-0942395	Delaware	333-155765-01	20-0942445
(State or Other	(Commission	(I.R.S.	(State or Other	(Commission File	(I.R.S.	(State or Other	(Commission	(I.R.S.
Jurisdiction of	File Number)	Employer	Jurisdiction of	Number)	Employer	Jurisdiction of	File Number)	Employer
Incorporation		Identification	Incorporation or		Identification	Incorporation or		Identification
or		Number)	Organization)		Number)	Organization)		Number)
Organization)
200 Vesey Street, Room 138 Mail Stop 01-31-12 New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 1900 Mail Stop 02-01-50 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1900 Mail Stop 02-01-56 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)
N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events
     The following information relates to the credit card receivables owned by American Express Credit Account Master Trust and the related credit card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this report.

The Trust Portfolio

General

The primary assets of the trust are receivables generated from time to time in a portfolio of designated American Express credit cards and Sign & Travel/Extended Payment Option consumer revolving credit accounts or features and, in the future, may include other charge or credit accounts or products.

The accounts in the Trust Portfolio were selected from the Total Portfolio based upon the eligibility criteria specified in the purchase agreements and the pooling and servicing agreement applied with respect to the accounts as of their selection date. Subject only to these criteria and any applicable regulatory guidelines, the account owners have the discretion to select the accounts in the Total Portfolio for addition to the Trust Portfolio. The account owners have in the past considered, and may in the future consider, factors such as product type, tenure of an account and interest rate applicable to an account in determining the accounts to be added to the Trust Portfolio. Set forth below is certain information with respect to the Trust Portfolio.

The Trust Portfolio’s yield, loss, delinquency and payment rate is comprised of segments which may, when taken individually, have yield, loss, delinquency and payment rate characteristics different from those of the overall Trust Portfolio. There can be no assurance that the yield, loss, delinquency and payment rate experience relating to the receivables in the Trust Portfolio will be comparable to the historical experience relating to the receivables in the Trust Portfolio set forth below.

Loss and Delinquency Experience

The following tables set forth the loss and delinquency experience for the Trust Portfolio for each of the periods shown. The loss and delinquency rates at any time reflect, among other factors, the quality of the Trust Portfolio, the average seasoning of the accounts, the success of the account owners’ collection efforts, the product mix of the Trust Portfolio and general economic conditions.

The following table sets forth the loss experience for the Trust Portfolio for each indicated period. Total gross charge-offs include charge-offs of principal receivables only, and do not include any charge-offs of finance charge and fee receivables or the amount of any reductions in principal receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. If finance charge and fee receivables that have been charged-off were included in total gross charge-offs, total gross charge-offs would be higher as an absolute number and as a percentage of the average principal receivables outstanding during the periods indicated. Recoveries are collections received in respect of charged-off accounts in the Trust Portfolio during the period indicated in the following table. Total recoveries for each indicated period include recoveries of principal, finance charges and certain fees for that period. Under the pooling and servicing agreement, recoveries are treated as collections of finance charge receivables. Total net charge-offs are an amount equal to total gross charge-offs minus total recoveries, each for the applicable period. Average principal receivables outstanding for each indicated period is the average of the month-end principal receivables balances for that period. We cannot provide any assurance that the loss experience for the receivables in the Trust Portfolio in the future will be similar to the historical experience set forth below.

Loss Experience of the Trust Portfolio
(Dollars in Thousands)

	Nine Months Ended		Year Ended December 31,
	September 30, 2010		2009	2008	2007	2006	2005

Average Principal Receivables Outstanding	$32,770,796		$35,361,393	$38,988,470	$33,155,166	$27,902,997	$26,634,263
Total Gross Charge-Offs	$1,819,302		$3,384,328	$2,291,114	$1,245,560	$859,001	$1,245,097
Total Recoveries	246,918		284,778	226,166	240,079	242,870	238,615

Total Net Charge-Offs	$1,572,384		$3,099,551	$2,064,948	$1,005,482	$616,132	$1,006,483

Total Gross Charge-Offs as a Percentage of Average Principal Receivables Outstanding	7.40	%(1)	9.57%	5.88%	3.76%	3.08%	4.67%
Total Recoveries as a Percentage of Average Principal Receivables Outstanding	1.00	(1)	0.81	0.58	0.72	0.87	0.90

Total Net Charge-Offs as a Percentage of Average Principal Receivables Outstanding	6.40	%(1)	8.77%	5.30%	3.03%	2.21%	3.78%

Number of Accounts Experiencing a Loss	345,984		535,699	395,923	254,594	213,173	298,611
Number of Accounts Experiencing a Recovery(2)	658,995		717,473	658,009	710,699	702,458	706,124
Average Net Loss per Account Experiencing a Loss(3)	$4.54		$5.79	$5.22	$3.95	$2.89	$3.37

(1)	This percentage is an annualized figure.

(2)	Calculated by totaling the number of accounts experiencing a recovery in each of the months during the indicated period. Therefore, an account that has experienced a recovery in multiple months during the indicated period will be counted more than once.

(3)	Calculated as Net Charge-Offs divided by Number of Accounts Experiencing a Loss.

The following tables set forth the delinquency experience for the Trust Portfolio for each indicated period. With respect to the “Average Receivables Delinquent as a Percentage of the Trust Portfolio” table below, the average receivables delinquent is the average of the month-end delinquent amounts, while the average receivables outstanding is the average of month-end receivables balances, each for the applicable period. With respect to the “Average Number of Delinquent Accounts as a Percentage of the Trust Portfolio” table below, the average number of delinquent accounts is the average of the month-end delinquent accounts, while the average number of outstanding accounts is the average of total month-end accounts, each for the applicable period. We cannot provide any assurance that the delinquency experience for the receivables in the Trust Portfolio in the future will be similar to the historical experience set forth below.

Average Receivables Delinquent as a Percentage of the Trust Portfolio
(Dollars in Thousands)

	Nine Months Ended		Year Ended December 31,
	September 30, 2010		2009		2008		2007		2006		2005
				Percentage of		Percentage of		Percentage of		Percentage of		Percentage of
		Percentage of		Average		Average		Average		Average		Average
	Dollar	Avg. Receivables	Dollar	Receivables	Dollar	Receivables	Dollar	Receivables	Dollar	Receivables	Dollar	Receivables
	Amount	Outstanding	Amount	Outstanding	Amount	Outstanding	Amount	Outstanding	Amount	Outstanding	Amount	Outstanding

Average Receivables Outstanding	$33,967,854	100.00%	$36,734,893	100.00%	$39,983,939	100.00%	$33,928,691	100.00%	$28,641,328	100.00%	$27,372,969	100.00%
Average Receivables Delinquent:
31 to 60 Days	$277,227	0.82%	$432,451	1.18%	$438,579	1.10%	$311,402	0.92%	$270,392	0.94%	$266,803	0.97%
61 to 90 Days	218,032	0.64	355,573	0.97	314,939	0.79	186,507	0.55	150,542	0.53	145,012	0.53
91 to 120 Days	193,938	0.57	310,642	0.85	261,765	0.65	149,611	0.44	116,468	0.41	106,301	0.39
121 to 150 Days	180,625	0.53	280,078	0.76	226,196	0.57	127,699	0.38	94,370	0.33	84,073	0.31
151 Days or More	167,402	0.49	255,546	0.70	186,260	0.47	73,958	0.22	40,963	0.14	33,994	0.12

Total	$1,037,224	3.05%	$1,634,290	4.45%	$1,427,739	3.57%	$849,178	2.50%	$672,735	2.35%	$636,183	2.32%

Average Number of Delinquent Accounts as a Percentage of the Trust Portfolio

	Nine Months Ended		Year Ended December 31,
	September 30, 2010		2009		2008		2007		2006		2005
		Percentage of		Percentage of		Percentage of		Percentage of		Percentage of		Percentage of
	Number of	Total Number	Number of	Total Number	Number of	Total Number	Number of	Total Number	Number of	Total Number	Number of	Total Number
	Accounts	of Accounts	Accounts	of Accounts	Accounts	of Accounts	Accounts	of Accounts	Accounts	of Accounts	Accounts	of Accounts

Average Number of Accounts Outstanding	27,603,579	100.00%	26,926,262	100.00%	25,196,592	100.00%	23,287,669	100.00%	20,828,126	100.00%	20,331,741	100.00%
Average Number of Accounts Delinquent:
31 to 60 Days	45,474	0.16%	61,022	0.23%	61,645	0.24%	61,159	0.26%	68,552	0.33%	74,713	0.37%
61 to 90 Days	30,589	0.11	43,720	0.16	37,060	0.15	29,980	0.13	33,471	0.16	35,893	0.18
91 to 120 Days	26,585	0.10	36,994	0.14	29,073	0.12	22,163	0.10	24,142	0.12	24,650	0.12
121 to 150 Days	24,801	0.09	32,332	0.12	23,821	0.09	17,875	0.08	18,803	0.09	18,802	0.09
151 Days or More	23,354	0.08	28,850	0.11	18,991	0.08	10,929	0.05	10,084	0.05	9,273	0.05

Total	150,803	0.55%	202,919	0.75%	170,591	0.68%	142,106	0.61%	155,051	0.74%	163,331	0.80%

Revenue Experience

The following table sets forth the revenue experience for the Trust Portfolio from total finance charge and fee collections for each indicated period. Total finance charge and fee collections set forth in the table below include periodic finance charges, cash advance fees, annual membership fees, other fees, discount option yield (for periods prior to March 26, 2004), Issuer Rate Fees (for periods on and after March 26, 2004) and recoveries on charged- off accounts. Under the pooling and servicing agreement, recoveries on charged-off accounts are treated as collections of finance charge receivables. Until March 26, 2004, the transferors transferred receivables to the trust at a discount of 2.0%. As of the close of business on March 26, 2004, the transferors reduced the discount percentage to 0.0% and, since that time, the transferors have transferred to the trust all Issuer Rate Fees allocable to the receivables arising in accounts comprising the Trust Portfolio. Starting in the June 2009 Monthly Period, the transferors began transferring receivables to the trust at a discount based on a discount percentage equal to (i) 6.0% during the June 2009 Monthly Period, (ii) 3.0% during the July 2009 Monthly Period and (iii) 2.0% starting in the August 2009 Monthly Period and continuing through the last day of the December 2010 Monthly Period, at which time the discount percentage will be reduced to 0.0%. Collections of receivables designated as discount option receivables during this period were first received in the July 2009 Monthly Period. In addition, during the period from the June 2009 Monthly Period to the end of the December 2010 Monthly Period, the discount percentage may be reduced based on excess spread. Based on excess spread, the discount percentage was reduced from 2.0% to 1.0% as of the close of business on the last day of January 2010 Monthly Period and was reduced again from 1.0% to 0.0% as of the close of business on the last day of July 2010 Monthly Period. There can be no assurance that the revenues for the Trust Portfolio in the future will be similar to the historical experience of the Trust Portfolio set forth below.

Revenue experience from total finance charge and fee collections results from dividing total finance charges and fee collections by the average principal receivables outstanding. The average principal receivables outstanding for each indicated period is the average of the month-end principal receivables balances for that period.

Revenue Experience of the Trust Portfolio
(Dollars in Thousands)

	Nine Months Ended		Year Ended December 31,
	September 30, 2010		2009	2008	2007	2006	2005

Average Principal Receivables Outstanding	$32,770,796		$35,361,393	$38,988,470	$33,155,166	$27,902,997	$26,634,263
Finance Charge and Fee Collections	$5,282,881		$6,962,109	$7,772,054	$7,434,173	$6,323,880	$5,558,921
Collections of Discount Option Receivables(1)	1,226,297		974,780	0	0	0	0
Total Finance Charge and Fee Collections	$6,509,178		$7,936,889	$7,772,054	$7,434,173	$6,323,880	$5,558,921
Total Finance Charge and Fee Collections as a Percentage of Average Principal Receivables Outstanding	26.48	%(2)	22.45%	19.93%	22.42%	22.66%	20.87%

(1)	As described above, the transferors transferred receivables to the trust at a discount of 2.0% until March 26, 2004, at which time the transferors decreased the discount percentage to 0.0%. Starting in the June 2009 Monthly Period, however, the transferors increased the discount percentage above 0.0% and began transferring receivables to the trust at a discount. The trust first received collections of those receivables, designated as discount option receivables, in the July 2009 Monthly Period.

(2)	This percentage is an annualized figure.

The historical revenue figures for the Trust Portfolio shown in the table above include interest on purchases and cash advances and fees collected from holders of the accounts during the applicable month. Revenues from finance charges and fees collected will be affected by numerous factors, including the periodic finance charges on the receivables, the amount of fees paid by account holders, the percentage of account holders who pay off their balances in full each month and do not incur periodic finance charges on purchases and change in the level of delinquencies on the receivables. Revenues related to finance charges and fees also depend on the types of charges and fees assessed by the account owners on the accounts in the Trust Portfolio. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and other factors. None of the servicer, any account owner or any of their respective affiliates has any basis to predict how future changes in the use of the accounts by account holders or in the terms of accounts may affect the revenue for the Trust Portfolio.

Principal Payment Rates

The following table sets forth the highest and lowest account holder monthly principal payment rates for the Trust Portfolio during any month in the period shown and the average account holder monthly principal payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. The monthly principal payment rates are calculated as the amount of principal payments from account holders (excluding recoveries on charged-off receivables) as posted to the accounts during the applicable month divided by the aggregate amount of principal receivables outstanding as of the beginning of the applicable month. In addition, as of the nine months ended September 30, 2010, and with regard to the prior month’s statements only, 9.04% of the accounts in the Trust Portfolio made the minimum payment under the terms of the related account agreement, and 53.17% of the accounts in the Trust Portfolio had account holders that paid their full balance under the terms of the related account agreement.

Account Holder Monthly Principal Payment Rates of the Trust Portfolio

	Nine Months Ended	Year Ended December 31,
	September 30, 2010	2009	2008	2007	2006	2005

Lowest Month	25.26%	22.23%	22.33%	23.40%	24.60%	24.37%
Highest Month	29.54%	26.95%	26.07%	26.92%	26.83%	26.03%
Monthly Average	28.15%	24.36%	24.03%	25.02%	25.59%	25.47%

The Receivables

As of September 30, 2010, the receivables in the accounts included in the Trust Portfolio totaled $33,010,234,949 comprised of $32,175,087,269 of principal receivables and $835,147,680 of finance charge receivables, which finance charge receivables included $183,315,298 of discount option receivables.

The following tables, together with the paragraph under “— Composition by Geographic Distribution,” summarize the Trust Portfolio by various criteria as of September 30, 2010. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any time subsequent to September 30, 2010.

Composition By Account Balance
Trust Portfolio

		Percentage		Percentage
		of Total		of Total
	Number of	Number of	Receivables	Receivables
Account Balance Range	Accounts	Accounts	Outstanding	Outstanding

Credit Balance	205,251	0.75%	$(33,438,619)	(0.10)%
Zero Balance	17,099,373	62.84	0	0.00
$0.01 to $1,000	4,357,684	16.02	1,628,093,288	4.93
$1,000.01 to $5,000	3,632,599	13.35	8,910,301,291	26.99
$5,000.01 to $10,000	1,097,108	4.03	7,721,138,178	23.39
$10,000.01 or More	817,983	3.01	14,784,140,812	44.79

Total	27,209,998	100.00%	$33,010,234,949	100.00%

The average account balance as of September 30, 2010 was $1,213 for all accounts and $3,265 for all accounts other than accounts with a zero balance as of that date.

Composition By Credit Limit
Trust Portfolio

		Percentage		Percentage
		of Total		of Total
	Number of	Number of	Receivables	Receivables
Credit Limit Range	Accounts	Accounts	Outstanding	Outstanding

Less than $1,000.99(1)	6,562,950	24.12%	$161,703,724	0.49%
$1,001 to $5,000.99	3,062,571	11.26	2,492,862,568	7.55
$5,001 to $10,000.99	3,378,672	12.42	4,453,616,525	13.49
$10,001 to $15,000.99	2,461,858	9.05	4,365,945,238	13.23
$15,001 to $20,000.99	1,716,220	6.31	4,011,611,639	12.15
$20,001 to $25,000.99	1,070,837	3.94	3,101,030,235	9.39
$25,001 or More(2)	988,169	3.63	6,174,641,025	18.71

Total (Credit Card)	19,241,277	70.71%	$24,761,410,955	75.01%
No Pre-Set Spending Limit (Sign & Travel Accounts)	7,968,721	29.29	8,248,823,995	24.99

Grand Total	27,209,998	100.00%	$33,010,234,949	100.00%

(1)	Beginning May 2008, accounts which have been cancelled, and with respect to which credit privileges have been revoked, are included in the “Less than $1,000.99” credit limit range. Prior to May 2008, a cancelled account was included in the credit limit range applicable to such account prior to its cancellation.

(2)	The maximum credit limit generally is $100,000.

Composition by Period of Delinquency
Trust Portfolio

		Percentage		Percentage
		of Total		of Total
Period of Delinquency	Number of	Number of	Receivables	Receivables
(Days Contractually Delinquent)	Accounts	Accounts	Outstanding	Outstanding

Current to 30 days	27,083,882	99.54%	$32,178,586,004	97.48%
31 to 60 Days	42,214	0.16	236,807,931	0.72
61 to 90 Days	25,637	0.09	177,755,177	0.54
91 to 120 Days	21,568	0.08	154,212,194	0.47
121 to 150 Days	18,974	0.07	136,046,338	0.41
151 Days or More	17,723	0.07	126,827,306	0.38

Total	27,209,998	100.00%	$33,010,234,949	100.00%

Composition by Account Age
Trust Portfolio

		Percentage		Percentage
		of Total		of Total
	Number of	Number of	Receivables	Receivables
Account Age(1)	Accounts	Accounts	Outstanding	Outstanding

Not More than 11 Months	0	0.00%	$0	0.00%
12 Months to 17 Months	195,628	0.72	200,485,354	0.61
18 Months to 23 Months	327,776	1.20	271,330,518	0.82
24 Months to 35 Months	981,106	3.61	1,058,340,215	3.21
36 Months to 47 Months	2,431,295	8.94	2,781,899,013	8.43
48 Months to 59 Months	3,328,784	12.23	3,682,343,974	11.16
60 Months to 71 Months	2,924,951	10.75	3,594,063,283	10.89
72 Months or More	17,020,458	62.55	21,421,772,592	64.89

Total	27,209,998	100.00%	$33,010,234,949	100.00%

(1)	For purposes of this table, the age of an account is rounded down to the nearest whole month. For example, the age of an account that has been in existence for eleven months and twenty days would be rounded down to eleven months, and that account would be included in the “Not More than 11 Months” age range.

Composition by Geographic Distribution
Trust Portfolio

As of September 30, 2010, approximately 16.84%, 10.15%, 7.97%, 6.81% and 5.39% of the receivables related to account holders having billing addresses in California, New York, Florida, Texas and New Jersey, respectively. Not more than 5% of the receivables related to account holders have billing addresses in any other single state.

Composition by Standardized Credit Score
Trust Portfolio

The following table sets forth the composition of the Trust Portfolio as of September 30, 2010 by FICO®* score ranges. To the extent available, FICO scores are obtained at origination and monthly thereafter. A FICO score is a measurement determined by Fair Isaac Corporation using information collected by the major credit bureaus to assess consumer credit risk. FICO risk scores rank-order consumers according to the likelihood that their credit obligations will be paid in accordance with the terms of their accounts. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

* FICO® is a federally registered servicemark of Fair, Isaac & Company.

FICO scores are based on independent, third-party information, the accuracy of which we cannot verify. The account owners do not use standardized credit scores, such as a FICO score, alone to determine the amount of charges that should be approved on a credit card account. Rather, a FICO score is only one of many factors used by Centurion and FSB, as account owners, to assess an individual’s credit and default risk. In connection with their underwriting and authorization decisions, the account owners use proprietary scoring models, which they generally have found to be more accurate predictors of credit and default risk than any single standardized credit score such as FICO. The use of proprietary models also enables an account owner to extend credit to an account holder with a lower FICO score without changing the account owner’s risk tolerance than would be the case if the account owner relied solely on FICO. The FICO scores presented below should not be used alone as a method of forecasting whether account holders will make payments in accordance with the terms of their accounts. References to “Receivables Outstanding” in the following table include both finance charge receivables and principal receivables. Because the future composition of the Trust Portfolio may change over time, this table is not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future.

Composition by Standardized Credit Score(1)(2)
Trust Portfolio

		Percentage of Total
	Receivables	Receivables
FICO Score Range	Outstanding	Outstanding

Less than 560	$712,963,439	2.16%
560 - 659	3,711,570,871	11.24
660 - 699	4,698,894,692	14.23
700 - 759	11,489,374,400	34.81
760 and above	12,319,153,432	37.32
Refreshed FICO Unavailable	78,278,116	0.24

Total	$33,010,234,949	100.00%

(1)	Standardized Credit Score defined as the FICO score in the most recent Monthly Period.

(2)	In May and June of 2010, American Express began using FICO scores based on a new version of the model developed by Fair Isaac Corporation to assess credit scores for the accounts included in the trust portfolio. Although the new version does result in different FICO scores for certain of the accounts in the trust portfolio when compared to the FICO scores from the prior version, the change in the average FICO score for the accounts has been insignificant.

Static Pool Information

The following tables present charge-off, delinquency, payment rate and revenue experience of the Total Portfolio. The Total Portfolio is comprised of American Express credit cards and Sign & Travel/Extended Payment Option consumer revolving credit accounts or features owned by Centurion and FSB. Data is presented in separate increments based on the year of origination of the accounts, each an “Origination Segment.” Data is presented for accounts that were originated in 2001 or thereafter. Data for origination years prior to 2001 is not presented, since such data is not available and could not be obtained without unreasonable effort or expense. As of September 30, 2010, the accounts reflected in the following tables had receivables outstanding that were approximately 72.35% of the total receivables outstanding in the Total Portfolio at such date.

To the extent any information contained in this report is deemed to form a part of any prospectus supplement, the related prospectus or the related registration statement, all static pool information regarding the performance of receivables for periods prior to January 1, 2006 will not form a part of such prospectus supplement, prospectus or registration statement.

As used in the tables, the date of origination is generally either the date the account became effective or was first used. The account aging shows activity through the indicated age of the account (e.g., 0-12 months, 13-24 months), which is referred to in this report as the “performance period.” In the following tables, highlighted data is based on a full 12 months of activity for all accounts in the applicable Origination Segment and, therefore, will not change in future disclosures. The data that is not highlighted will change in future disclosures and, in some cases, will reflect activity in an account for less than 12 full months, depending on when the account is originated and when the data for that disclosure is generated.

For years prior to January 1, 2006, activity in a particular account for a particular month reflects activity that occurred within such account’s monthly billing cycle, resulting in different end dates during a month for which activity is presented, since there are generally multiple monthly billing cycles within a month. For periods after January 1, 2006, activity in all accounts reflects activity in the relevant Monthly Period. As a result of this change, for accounts whose monthly billing cycle end date was prior to December 25, 2005, data will not be presented for those days subsequent to such account’s monthly billing cycle end date and prior to December 25, 2005 which is the first date in the January 2006 Monthly Period.

Because the Trust Portfolio is only a portion of the Total Portfolio, the actual performance of the receivables in the Trust Portfolio may be different from the performance reflected in the tables below. There can be no assurance that the performance of receivables in the future will be similar to the historical experience set forth below.

Gross Charge-Off Rate of the Total Portfolio

As of Date: September 30, 2010

	0-12	13-24	25-36	37-48	49-60	>=61
Origination Year	Months	Months	Months	Months	Months	Months

2010 Origination	0.16%
2009 Origination	0.55%	1.52%
2008 Origination	1.69%	6.82%	6.80%
2007 Origination	1.81%	10.20%	11.14%	8.92%
2006 Origination	1.98%	7.28%	12.22%	11.63%	8.70%
2005 Origination	2.03%	6.04%	8.10%	12.46%	11.27%	8.45%
2004 Origination	1.24%	4.66%	5.45%	6.28%	9.88%	9.55%
2003 Origination	1.54%	4.02%	4.42%	4.48%	5.84%	9.38%
2002 Origination	2.11%	4.81%	4.85%	4.11%	4.01%	7.40%
2001 Origination	2.39%	5.59%	6.11%	5.49%	4.83%	6.49%

Total gross charge-offs for any Origination Segment include charge-offs of principal, finance charges and certain fees, but do not include the amount of any reductions in principal receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. The gross charge-off rate, which is an annualized percentage, results from dividing total gross charge-offs by the average month-end receivables for each month in the applicable performance period, which is referred to in this report as the “average receivables outstanding.”

Historical data for total gross charge-offs as reported with respect to the Trust Portfolio (i) unlike the calculation of total gross charge-offs above, does not include charge-offs of finance charges or fee receivables and (ii) is calculated using the average principal receivables outstanding instead of the average receivables outstanding. As a result, there are limitations to any comparison of the historical data presented in this report and the static pool data presented in the table above.

Net Charge-Off Rate of the Total Portfolio

As of Date: September 30, 2010

	0-12	13-24	25-36	37-48	49-60	>=61
Origination Year	Months	Months	Months	Months	Months	Months

2010 Origination	0.15%
2009 Origination	0.53%	1.46%
2008 Origination	1.67%	6.61%	6.36%
2007 Origination	1.79%	9.96%	10.49%	8.05%
2006 Origination	1.94%	7.03%	11.67%	10.74%	7.61%
2005 Origination	1.99%	5.75%	7.56%	11.73%	10.22%	7.23%
2004 Origination	1.21%	4.46%	5.04%	5.74%	9.23%	8.58%
2003 Origination	1.50%	3.83%	4.03%	3.90%	5.23%	8.53%
2002 Origination	2.07%	4.59%	4.40%	3.55%	3.37%	6.67%
2001 Origination	2.36%	5.38%	5.68%	4.86%	4.10%	5.67%

Total net charge-offs for any Origination Segment are an amount equal to total gross charge-offs minus total recoveries. The net charge-off rate, which is an annualized percentage, results from dividing total net charge-offs by the average receivables outstanding.

Historical data for total net charge-offs as reported with respect to the Trust Portfolio in this report is calculated using the average principal receivables outstanding instead of the average receivables outstanding. As a result, there are limitations to any comparison of the historical data presented in this report and the static pool data presented in the tables above.

30 Days+ Delinquency Rate of the Total Portfolio

As of Date: September 30, 2010

	0-12	13-24	25-36	37-48	49-60	>=61
Origination Year	Months	Months	Months	Months	Months	Months

2010 Origination	0.18%
2009 Origination	0.36%	0.60%
2008 Origination	1.13%	2.70%	2.41%
2007 Origination	1.34%	4.40%	4.21%	3.23%
2006 Origination	1.44%	3.64%	5.38%	4.63%	3.36%
2005 Origination	1.45%	3.03%	4.05%	5.54%	4.49%	3.28%
2004 Origination	0.92%	2.08%	2.59%	3.20%	4.52%	3.84%
2003 Origination	1.10%	2.09%	2.35%	2.47%	3.03%	4.04%
2002 Origination	1.52%	2.48%	2.52%	2.29%	2.30%	3.40%
2001 Origination	1.62%	2.75%	2.96%	2.76%	2.52%	3.08%

The 30 Days+ Delinquency Rate (i.e., accounts 31 days or more delinquent) is the result of dividing the average of the month-end delinquent amounts for each month in the applicable performance period by the average receivables outstanding.

For periods prior to January 1, 2006, the delinquency status of an account (i.e., whether it is delinquent and if so the age of the receivables in the account) and the amounts delinquent, if any, related to such account are based on the status of such account and payments made as of the end of such account’s monthly billing cycle occurring in the relevant Monthly Period. For periods after January 1, 2006, the delinquency status of an account and the amounts delinquent, if any, related to such account will reflect the status of such account and activity in the account at the end of the relevant Monthly Period.

Account Holder Monthly Payment Rate of the Total Portfolio

As of Date: September 30, 2010

	0-12	13-24	25-36	37-48	49-60	>=61
Origination Year	Months	Months	Months	Months	Months	Months

2010 Origination	77.54%
2009 Origination	73.57%	68.02%
2008 Origination	36.15%	38.00%	38.66%
2007 Origination	24.06%	25.69%	27.34%	29.33%
2006 Origination	26.29%	26.40%	24.93%	26.89%	30.64%
2005 Origination	27.78%	27.35%	25.38%	24.18%	26.34%	29.77%
2004 Origination	27.58%	29.89%	28.46%	27.40%	26.02%	28.68%
2003 Origination	33.56%	32.96%	29.75%	28.42%	27.34%	27.51%
2002 Origination	36.96%	31.81%	30.86%	30.59%	30.30%	29.17%
2001 Origination	31.61%	30.06%	29.37%	30.90%	30.29%	28.33%

The monthly payment rate results from dividing total collections received (excluding recoveries on charged-off receivables) during each month by that month’s opening total receivables balance.

Historical data for the monthly principal payment rate as reported with respect to the Trust Portfolio (i) unlike the calculation of monthly payment rate above includes collections of principal receivables only and (ii) is calculated using that month’s opening principal receivables balance. As a result, there are limitations to any comparison of the historical data presented in this report and the static pool data presented in the table above.

Revenue Experience of the Total Portfolio

As of Date: September 30, 2010

	0-12	13-24	25-36	37-48	49-60	>=61
Origination Year	Months	Months	Months	Months	Months	Months

2010 Origination	19.85%
2009 Origination	22.90%	30.15%
2008 Origination	16.78%	20.87%	21.50%
2007 Origination	14.15%	19.57%	19.36%	19.50%
2006 Origination	14.97%	21.43%	20.37%	19.42%	19.70%
2005 Origination	15.70%	22.21%	22.14%	20.12%	19.28%	19.68%
2004 Origination	13.39%	20.30%	21.91%	21.43%	19.85%	19.05%
2003 Origination	15.62%	19.89%	21.39%	21.96%	21.34%	19.38%
2002 Origination	18.80%	19.55%	20.23%	21.96%	22.91%	20.56%
2001 Origination	18.86%	19.96%	18.72%	19.83%	21.68%	20.88%

The percentages set forth above, which are annualized percentages, result from dividing total finance charges and fees billed by the average receivables outstanding. Total finance charges and fees billed include periodic finance charges, cash advance fees, annual membership fees, other fees and Issuer Rate Fees.

Historical data for revenue experience as reported with respect to the Trust Portfolio (i) unlike the calculation of total finance charges and fees billed above which is based on the related amounts posted to accounts, is calculated based on the related amounts collected on the accounts including recoveries, (ii) is calculated using discount option yield for periods prior to March 26, 2004 and using Issuer Rate Fees for periods after the close of business on March 26, 2004 and (iii) is calculated using the average principal receivables outstanding instead of the average receivables outstanding. As a result, there are limitations to any comparison of the historical data presented in this report and the static pool data presented in the table above.

Glossary of Terms
     “Centurion” means American Express Centurion Bank, a Utah bank.
     “FSB” means American Express Bank, FSB, a federal savings bank.
     “Issuer Rate Fees” means certain fees collected by the American Express network, in connection with account holder charges for merchandise and services, that are received by Centurion and FSB, in their capacities as issuers of American Express cards.
     “Monthly Period” means the period beginning at the opening of business on the day following the last day of the twenty-first billing cycle of the second preceding calendar month and ending at the close of business on the last day of the twenty-first billing cycle of the immediately following month. The last day of each twenty-first monthly billing cycle generally occurs between the twenty-third (23rd) day and the twenty-seventh (27th) day of each month. Therefore, the number of days in a monthly period generally may vary from a calendar month by up to four days.
     “Origination Segment” has the meaning described in “Static Pool Information” in this report.
     “Total Portfolio” is the revolving credit account portfolio of consumer American Express credit card accounts and Sign & Travel accounts owned by Centurion and FSB and in the future may include other charge or credit accounts or products owned by Centurion, FSB or other account owners, including revolving credit features of the charge card accounts.
     “Trust Portfolio” means certain accounts selected from the Total Portfolio and designated for the trust based on the eligibility criteria specified in the purchase agreements and the pooling and servicing agreement.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee

Name: Title:	Anderson Y. Lee President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Kevin L. Thompson

Name:	Kevin L. Thompson
Title:	President

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts

Name:	Denise D. Roberts
Title:	President